INDEPENDENT AUDITORS' CONSENT











We consent to the incorporation by reference in Registration
Statement Numbers 2-99763, 33-16985, 33-20785 and 333-37902 of Datron
Systems Incorporated on Form S-8 of our reports dated May 11, 2001 and June 8, 2001 appearing in the Annual Report on Form 10-K of
Datron Systems Incorporated for the year ended March 31, 2001.




DELOITTE & TOUCHE LLP

San Diego, California
June 13, 2001